HERSHEY

2025 Annual Stockholder Meeting

May 6, 2025

MICHELE BUCK

Chairman of the Board
President & Chief Executive Officer

TODAY'S AGENDA

1. Welcome
2. Items of Business
3. Business Review
4. Question & Answer
5. Voting Results

HERSHEY

TODAY'S AGENDA

1. Welcome
2. Items of Business
3. Business Review
4. Question & Answer
5. Voting Results

HERSHEY

ITEMS OF BUSINESS

1. Election of Directors
2. Ratification of Appointment of Independent Auditors
3. Advise on Named Executive Officer Compensation
4. Approval of Amended and Restated Certificate of Incorporation
5. Voting

ELECTION OF DIRECTORS

Timothy Curoe

Mary Kay Haben

Maria Kraus

Deirdre Mahlan

Barry Nalebuff

Kevin Ozan

Juan Perez

Marie Quintero-Johnson

Cordel Robbin-Coker

Harold Singleton III

Michele Buck

The Board recommends a vote FOR each of the director nominees

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board recommends a vote FOR ratification of the appointment of ERNST & YOUNG LLP as independent auditors for the fiscal year ending December 31, 2025

ADVISE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Board recommends a vote FOR approval, on a non-binding advisory basis, of the Company's named executive officer compensation

APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Board recommends a vote FOR the amended and restated certificate of incorporation

ITEMS OF BUSINESS

1. Election of Directors
2. Ratification of Appointment of Independent Auditors
3. Advise on Named Executive Officer Compensation
4. Approval of Amended and Restated Certificate of Incorporation
5. Voting

TODAY'S AGENDA

1. Welcome
2. Items of Business
3. Business Review
4. Question & Answer
5. Voting Results

HERSHEY

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to our 2025 Full-year Financial Outlook and other statements regarding our business outlook and financial performance. Many of these forward-looking statements can be identified by the use of words such as “anticipate,” “assume,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “future,” “intend,” “plan,” “potential,” “predict,” “project,” “strategy,” “target” and similar terms, and future or conditional tense verbs like “could,” “may,” “might,” “should,” “will” and “would,” among others. These statements are made based upon current expectations that are subject to risk and uncertainty. Because actual results may differ materially from those contained in the forward-looking statements, you should not place undue reliance on the forward-looking statements when deciding whether to buy, sell or hold the Company’s securities. Factors that could cause results to differ materially include, but are not limited to: disruptions or inefficiencies in our supply chain due to the loss or disruption of essential manufacturing or supply elements or other factors; issues or concerns related to the quality and safety of our products, ingredients or packaging, human and workplace rights, and other environmental, social or governance matters; changes in raw material and other costs, along with the availability of adequate supplies of raw materials and the Company’s ability to successfully hedge against volatility in raw material pricing; the Company’s ability to successfully execute business continuity plans to address changes in consumer preferences and the broader economic and operating environment; selling price increases, including volume declines associated with pricing elasticity; market demand for our new and existing products; increased marketplace competition; failure to successfully execute and integrate acquisitions, divestitures and joint ventures; changes in governmental laws, regulations and policies, including taxes and tariffs; political, economic, and/or financial market conditions, including with respect to inflation, rising interest rates, slower growth or recession, changes in the U.S. administration, and other events beyond our control such as the impacts on the business arising from the conflict between Russia and Ukraine; risks and uncertainties related to our international operations; disruptions, failures or security breaches of our information technology infrastructure and that of our customers and partners (including our suppliers); our ability to hire, engage and retain a talented global workforce, our ability to realize expected cost savings and operating efficiencies associated with strategic initiatives or restructuring programs; complications with the design, implementation or usage of our new enterprise resource planning system, including the ability to support post-implementation efforts and maintain enhancements, new features or modifications; and such other matters as discussed in our Annual Report on Form 10-K for the year ended December 31, 2024 and from time to time in our other filings with the U.S. Securities and Exchange Commission. All information in this presentation is as of May 6, 2025. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

KEY TAKEAWAYS

1. Consumer trends support long-term snacking growth and Hershey priorities and opportunities
2. We have a long history of evolving alongside the consumer
3. We are enhancing our cost structure through technology-enabled transformation
4. Our long-term profit and earnings growth prospects remain strong as cost environment normalizes

We have a track record of delivering differentiated results

Over the last 7 Years[1] ...

Average Organic Net Revenue Growth
+4.6%

Average Operating Profit Growth
+7.8%

Average Adjusted EPS
+10.6%

Average Free Cash Flow
+10.3%

Annualized TSR[2]
+10.7% vs. Food +3.7%

Source: 1. Company Financials and Information 2017-24 | 2. FactSet. Annualized 7-Year TSR
See appendix for GAAP/Non-GAAP reconciliations.

>45%

of U.S. consumers eat 3 or more snacks a day

>50%

of U.S. consumers see convenience as a top need when snacking

~40%

of U.S. consumers plan on splurging on Food, more so than other categories

Our Leading Snacking Powerhouse vision is supported by long-term consumer trends

U.S. Snacking retail sales[1]



$90B
~3%
~6%
~9%
~2-4%
$200-230B
2010
COVID
Post-COVID
2030

1. Includes Chocolate, Sweets (incl. Confectionery, Biscuits, and Ice cream), Salty

Source: Euromonitor, Circana, McKinsey ConsumerWise powered by Numerator ('22-'24), Snacking Consumer Research fielded November 2024

We have a long history of evolving with the consumer

WE HAVE…

1. Diversified into Permissible Snacking
2. Shifted into Digital Media
3. Grown with Retail Evolution
4. Launched New Brands & Marketing Models



Growing in consumer-relevant categories

U.S. Retail Sales ($) Growth

7-Year CAGR


Salty
Sweets
BFY + Protein
$363M
$587M
$202M
$1.4B
$940M
$376M
2017
2024
21.3%
7.0%
9.3%

Source: Circana for the calendar year ended 12/31/17 and 12/29/24.

EVOLVING WITH THE CONSUMER

Adapting to consumers' changing media habits



Marketing Mix Progression
2017
2024
68%
23%
Live TV
12%
26%
Digital
12%
20%
Social
NEW
18%
Streaming
8%
8%
All Other
NEW
5%
Retail

Source: Company Financials and Information

Growth through Retail Evolution

Seismic shifts constant in retail as consumer habits change

1980s	Pay at the Pump	
1990s	Rise of Mass	Walmart
2000s	Self Check Out	Walmart
2010s	Club & Dollar Expansion	Costco Wholesale, Dollar Tree
2010s	Entrance of Digital	amazon
Now	Omnichannel Evolution, Social Shopping	amazon go
Next	?	

But desire for our brands and right to win remain

Modern Category Management

Insights-Driven Investment Decisions

Upscaled Digital Capabilities

Seamless Integration of Physical and Digital


FLAVORS OF THE WORLD

Consumer

EVOLVING WITH THE CONSUMER

Tapping into new marketing models

Influencer-Led Activations & Partnerships


SOUR STRIPS

Acquired a fast-growing, influencer-led **Sour Candy brand**


BIG + DELICIOUS = SHAQ-A-LICIOUS
PEACH
BERRY PUNCH
ORANGE
SHAQ-A-LICIOUS
XL GUMMIES

Licensing model with **Shaq** to launch new Sweets brand


Reese's
CHOCOLATE LAVA
BIG CUP

Sponsor of the New Heights podcast with NFL Legends **Jason and Travis Kelce**


Angel Reese
Reese's pieces where yall at?????
REESE'S
Where are we? Just following our favorite player.

Official partnership with the WNBA's **Angel Reese**


Reese's

Social & digital content and live events & activations with **Barstool Sports at the Big Game**

HERSHEY

And the journey continues...

01 Delivering Superior Value

- Entry price points and front-end price pack differentiation
- Elevate value perception in aisle
- Disruptive innovation


Reese's
2 PEANUT BUTTER CUPS
HERSHEY'S
KING
milk chocolate

02 Satisfying Consumer Needs

- New experiences (e.g. multi-texture, filled bars, sweet & salty)
- AI for new, culturally relevant concepts and partnerships



03 Elevating Healthier Snacking

- Address spectrum of conscious snacking needs in CMG
- R&D and new technology to enhance macros and experience


ZERO SUGAR
ASSORTMENT
ASPARTAME FREE
ONE
FULFIL
PROTEIN BAR
Reese's
PLANT BASED

04 Unlocking New Shopping Behaviors

- Strategy and portfolio for underpenetrated channels
- Shopper solutions centered on occasions
- Omni and social shopping



NORTH AMERICA CONFECTIONERY



Crunchable, Snackable, Airy Treat!
JOLLY RANCHER
FREEZE DRIED
SHAQ-A-LICIOUS
XL GUMMIES
HERSHEY'S
milk chocolate
Reese's
2 PEANUT BUTTER CUPS

NORTH AMERICA SALTY SNACKS



SKiNNY POP
PARTY SIZE
ORIGINAL
POPCORN
PIRATE'S BOOTY
Aged White Cheddar
bold 'n savory
Dot's Homestyle Pretzels
ORIGINAL
SEASONED
PRETZEL TWISTS

INTERNATIONAL



Reese's
WHITE
HERSHEY'S
MILK SHAKE
COOKIES 'N' CREME FLAVOR
HERSHEY'S
SABOR CHOCOLATE
choco tubes

NORTH AMERICA CONFECTIONERY


Crunchable, Snackable, Airy Treat!
JOLLY RANCHER
FREEZE DRIED
SHAQ-A-LICIOUS
XL GUMMIES
HERSHEY'S
milk chocolate
Reese's
2 PEANUT BUTTER CUPS

NORTH AMERICA SALTY SNACKS


SKINNY POP
PARTY SIZE
ORIGINAL POPCORN
PIRATE'S BOOTY
Aged White Cheddar
Dot's Homestyle Pretzels
SEASONED PRETZEL TWISTS

INTERNATIONAL


HERSHEY'S
MILK SHAKE
Reese's
WHITE
HERSHEY'S
SABOR CHOCOLATE
choco tubes

Resilient categories that are responsive to investments

Consistent growth through pricing cycles



Category Performance Over Time – U.S. Retail Sales $
Indexed, Calendar Year 2004 = 100
CMG Pricing Action Cycles
269.2 Sweets
229.6 CMG
226.1 Chocolate
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

HERSHEY

Source: Euromonitor

Key Focus Area

NORTH AMERICA CONFECTIONERY

01 Reignite Chocolate

---

02 Accelerate Sweets

---

03 Win Seasonal Share



Crunchable, Snackable, Airy Treat!
JOLLY RANCHER FREEZE
SHAQ-A-LICIOUS XL GUMMIES
HERSHEY'S milk chocolate
Reese's
2 PEANUT BUTTER CUPS

NORTH AMERICA CONFECTIONERY


JOLLY RANCHER FREEZE DRIED
SHAQ-A-LICIOUS XL GUMMIES
HERSHEY'S
milk chocolate
Reese's

NORTH AMERICA SALTY SNACKS


SKINNY POP
PARTY SIZE
ORIGINAL POPCORN
PIRATE'S BOOTY
Aged White Cheddar
bold 'n savory
Dot's Homestyle Pretzels
ORIGINAL
SEASONED PRETZEL TWISTS

INTERNATIONAL


HERSHEY'S MILK SHAKE
Reese's
WHITE
HERSHEY'S
choco tubes

Leveraging disruptor playbook in select subcategories

Subcategories Growing Share of Total Snacking

5-Year CAGR[4]



7.5%
9.9%
7.1%
RTE Popcorn
Pretzels
Snacking Aisle

Brands are Scaled, Integrated, and Primed to Lead



SKiNNY POP
PARTY SIZE
ORIGINAL POPCORN



Dot's Homestyle Pretzels
ORIGINAL SEASONED
PRETZEL TWISTS
Small Town Recipe, BIG Time Flavor
NET WT. 5 OZ. (142g)

	At Acquisition	2024
SkinnyPop	#2 in RTE Pop[1] $309M Retail Sales[1]	#1 in RTE Pop[3] $604M Retail Sales[3]
Dot's Homestyle Pretzels	#3 in Pretzels[2] $160M Retail Sales[2]	#2 in Pretzels[3] $515M Retail Sales[3]

Source: Circana 1. MULO+C retail sales for CY ended 12/31/17. | 2. MULO+C 52-weeks ended 10/10/21 | 3. MULO+ w/Convenience retail sales for CY ended 12/29/24. | 4. MULO+ w/ Convenience retail sales for CY ended 1/5/20 & 12/29/24

Key Focus Areas

NORTH AMERICA SALTY SNACKS

01 Reinvigorate SkinnyPop

02 Invest in Dot's momentum

03 Unlock Value through Scale



SKiNNY POP
PARTY SIZE
ORIGINAL POPCORN
deliciously popped, perfectly salted
3 simple ingredients
PIRATE'S BOOTY
Aged White Cheddar
bold 'n savory
Dot's Homestyle Pretzels
ORIGINAL
SEASONED PRETZEL TWISTS

NORTH AMERICA CONFECTIONERY



JOLLY RANCHER FREEZE DRIED
SHAQ-A-LICIOUS XL GUMMIES
HERSHEY'S
milk chocolate
Reese's

NORTH AMERICA SALTY SNACKS



SKINNY POP
PARTY SIZE
ORIGINAL POPCORN
PIRATE'S BOOTY
Aged White Cheddar
Dot's Homestyle Pretzels
ORIGINAL
SEASONED PRETZEL TWISTS

INTERNATIONAL



Reese's
WHITE
PELON PELONAZO
HERSHEY'S
MILK SHAKE
COOKIES 'N' CREME FLAVOR
CALCIUM & VITAMINS
HERSHEY'S+
choco tubes
SABOR CHOCOLATE
25 g

Focused Model for Balanced Growth

Projected Chocolate Category Retail Sales

2024 – 2027 CAGR[1]


3%
8%
11%
5%

Net Sales[2]

4.4%

7-Year CAGR

Operating Income[2]

+$154M

vs 2017

Source: 1. Euromonitor, Nominal RSV. 2. Company Financials and Information 2017 vs 2024.

Key Focus Areas

INTERNATIONAL

01 Win with Reese's

02 Differentiated Innovation

03 Strengthen India and Brazil


Reese's
WHITE
HERSHEY'S
MILK SHAKE
COOKIES 'N' CREME FLAVOR
CALCIUM & VITAMINS
HERSHEY'S
SABOR CHOCOLATE
choco tubes

M&A

to accelerate growth


SOUR STRIPS
RAINBOW
bold 'n savory
Dot's Homestyle Pretzels
ORIGINAL
SEASONED PRETZEL TWISTS
Small Town Story. Big Time Flavor.
NET WT. 16 OZ. (1 LB) 453g
SKiNNY POP
PARTY SIZE
ORIGINAL POPCORN
deliciously popped, perfectly salted
3 simple ingredients
PIRATE'S BOOTY
Aged White Cheddar
BAKED, NOT FRIED
REAL CHEESE
NO ARTIFICIAL
LILY'S
ORIGINAL DARK CHOCOLATE
DARK & RICH
ONE
18G PROTEIN
3G SUGAR
Reese's
PROTEIN BAR

M&A Guardrails

- **On-trend Categories**
- **Scale Brands**
- **Incremental Occasions**
- **Strong Gross Margins**

We remain committed to key financial principles

Commercial

- Growth and share priority
- Pricing to cover input cost inflation over the long-term
- Balanced price and volume growth
- Productivity to offset supply chain inflation
- Reinvest in brands and categories
- Tech-enabled transformation to optimize cost structure

Capital

- Protect dividend and grow in-line with earnings long-term
- Disciplined capital spending
- Net leverage ratio of 1.5 – 2.0x with willingness to stretch for attractive acquisitions

We are taking significant action to address cost headwinds ...and we are prepared to do more

Implementing
double-digit pricing on half of US Confection

Growing
revenue and identifying profit accretive M&A

Upsizing
transformation program savings target

Driving
stronger ROI on commercial investment

Leveraging
supply chain scale and sourcing diversification

Delivering
working capital improvements

Disciplined cash management enables reinvestment and stockholder value creation

Strong Free Cash Flow Generation
despite cocoa cost pressure



$0.9B
$1.2B
$1.4B
$1.2B
$1.5B
$1.5B
$1.3B
$1.6B
$1.4B
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025E

CAPITAL ALLOCATION PRIORITIES

01

Business Reinvestment
(including M&A)

Dividend
Payout ratio of 50%+

02 Dynamic Allocation:

Leverage Ratio
Target 1.5-2.0x

Share Buyback

Source: Company Financials and Information, FCF excludes equity investments in tax credit qualifying partnerships

Transformation Enabling Growth & Agility Investments

WHAT'S DONE

- Upgraded digital foundation
- Advanced data quality
- Harmonized route-to market
- Accelerated innovation
- Drove back-office efficiencies

WHAT'S NEXT

01 Integrated Dynamic Planning

Consumer Demand Generation

Supply Planning and Fulfillment

Customer Activation

Financial and Investment Planning

Commercial Plan

Data & Technology

Kinaxis

People & Organization

02 Holistic Commercial Investment

'Go-to'

Preferred brand on unplanned trip

VS

'Hunter'

Seeking new product using buzz



Store Displays

Digital Media

Dynamic optimization of investment by brand & customer

HERSHEY'S

WE WILL EMERGE FROM CURRENT HEADWINDS

stronger, more efficient, more agile

What We Have Done

- Fewer, better, bigger innovation
- Expanded media reach and enhanced promotional effectiveness
- Optimized price points
- Set up a stronger digital foundation
- Transformed the operating model

Current Actions

- Reimagine innovation and R&D
- Deploy holistic commercial investment model
- Enhance price ladders and pack architecture
- Invest in next-gen capabilities
- Revitalize P&L through automation
- Action against persistent cocoa inflation

Confident in our Long-term Outlook

2-4% Net Sales Growth

Driven by:

- North America Confectionery +LSD
- North America Salty Snacks +MSD
- International + MSD

6-8% Adj. EPS Growth

Driven by:

- Fixed Cost Leverage
- Revenue Growth Management
- Media Optimization
- Productivity/Transformation Efficiencies
- Continued Tech and Capability Investment

TODAY'S AGENDA

1. Welcome
2. Items of Business
3. Business Review
4. Question & Answer
5. Voting Results

HERSHEY

Q&A

TODAY'S AGENDA

1. Welcome
2. Items of Business
3. Business Review
4. Question & Answer
5. Voting Results

HERSHEY

GAAP RECONCILIATIONS

HERSHEY

Organic, Constant Currency Net Sales Growth

Reconciliation of GAAP and Non-GAAP information

For the year ended December 31,	2017	2018	2019	2020	2021	2022	2023	2024
Components of Net Sales Growth								
Percentage Change as Reported	1.0%	3.7%	2.5%	2.0%	10.1%	16.1%	7.2%	0.3%
Impact of Foreign Currency Exchange	0.2%	-0.2%	-0.3%	-0.5%	0.4%	-0.2%	0.2%	-0.1%
Impact of Acquisitions/Divestitures	0.3%	3.6%	1.0%	0.5%	1.0%	4.3%	0.0%	0.0%
Percentage Change on Organic Constant Currency Basis	0.5%	0.3%	1.8%	2.0%	8.7%	12.0%	7.0%	0.4%

Year-ending: December 31, 2024

Reconciliation of GAAP and Non-GAAP information

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Net Income	Income Per Share-Diluted
GAAP results	$5,300.9	$2,898.2	$2,221.2	$10.92
Adjustments:				
Derivative mark-to-market losses	(460.4)	(460.4)	(391.9)	(2.26)
Business realignment activities	12.2	117.5	89.3	0.58
Acquisition and integration-related activities	2.3	45.3	34.3	0.22
Other miscellaneous benefits	-	(5.3)	(2.9)	(0.03)
Tax Reserve Adjustment	-	-	(43.0)	-
Tax effect of all adjustments reflected above	-	-	-	(0.06)
Non-GAAP results	$4,855.0	$2,595.3	$1,907.0	$9.37

As reported gross margin	**47.3%**
Non-GAAP gross margin (1)	**43.3%**
As reported operating profit margin	**25.9%**
Non-GAAP operating profit margin (2)	**23.2%**

HERSHEY

(1) Calculated as non-GAAP gross profit as a percentage of net sales for the period presented.
(2) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

Year-ending: December 31, 2023

Reconciliation of GAAP and Non-GAAP information

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Net Income	Income Per Share-Diluted
GAAP results	$4,997.8	$2,560.9	$1,861.8	$9.06
Adjustments:				
Derivative mark-to-market losses	58.9	58.9	48.7	0.29
Business realignment activities	0.5	3.4	2.7	0.01
Acquisition and integration-related activities	(1.7)	75.9	57.6	0.37
Tax effect of all adjustments reflected above	-	-	-	(0.14)
Non-GAAP results	$5,055.5	$2,699.1	$1,970.8	$9.59

As reported gross margin	**44.8%**
Non-GAAP gross margin (1)	**45.3%**
As reported operating profit margin	**22.9%**
Non-GAAP operating profit margin (2)	**24.2%**

HERSHEY'S

(1) Calculated as non-GAAP gross profit as a percentage of net sales for the period presented.
(2) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

Year-ending: December 31, 2022

Reconciliation of GAAP and Non-GAAP information

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Net Income	Income Per Share-Diluted
GAAP results	$4,498.8	$2,260.8	$1,644.8	$7.96
Adjustments:				
Derivative mark-to-market losses	78.8	78.2	64.7	0.38
Business realignment activities	-	4.4	3.3	0.02
Acquisition and integration-related activities	4.0	48.5	37.0	0.24
Other miscellaneous losses	-	13.6	10.3	0.07
Tax effect of all adjustments reflected above	-	-	-	(0.15)
Non-GAAP results	$4,581.6	$2,405.4	$1,760.1	$8.52

As reported gross margin	43.2%
Non-GAAP gross margin (1)	44.0%
As reported operating profit margin	21.7%
Non-GAAP operating profit margin (2)	23.1%

HERSHEY

(1) Calculated as non-GAAP gross profit as a percentage of net sales for the period presented.
(2) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

Year-ending: December 31, 2021

Reconciliation of GAAP and Non-GAAP information

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Net Income	Income Per Share-Diluted
GAAP results	$4,048.6	$2,043.7	$1,477.5	$7.11
Adjustments:				
Derivative mark-to-market losses	(24.4)	(24.4)	(15.2)	(0.12)
Business realignment activities	5.2	16.6	13.5	0.09
Acquisition and integration-related activities	2.7	33.1	25.5	0.16
Noncontrolling interest share of business realignment and impairment charges	-	-	5.3	0.03
Other miscellaneous benefits	-	(15.2)	(13.7)	(0.07)
Tax effect of all adjustments reflected above	-	-	-	(0.01)
Non-GAAP results	$4,032.1	$2,053.9	$1,492.8	$7.19

As reported gross margin	45.1%
Non-GAAP gross margin (1)	44.9%
As reported operating profit margin	22.8%
Non-GAAP operating profit margin (2)	22.9%

HERSHEY

(1) Calculated as non-GAAP gross profit as a percentage of net sales for the period presented.
(2) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

Year-ending: December 31, 2020

Reconciliation of GAAP and Non-GAAP information

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Net Income	Income Per Share-Diluted
GAAP results	$3,701.3	$1,782.7	$1,278.7	$6.11
Adjustments:				
Derivative mark-to-market losses	6.4	6.4	5.1	0.03
Business realignment activities	2.2	31.5	24.0	0.15
Acquisition-related costs	-	3.6	2.8	0.03
Pension settlement charges relating to Company-directed initiatives	-	-	2.6	0.02
Long-lived asset impairment charges	-	9.1	8.8	0.04
Noncontrolling interest share of business realignment and impairment charges	-	-	(3.4)	(0.02)
Other miscellaneous benefits	-	(3.2)	(2.4)	(0.01)
Tax effect of all adjustments reflected above	-	-	-	(0.06)
Non-GAAP results	$3,709.9	$1,830.2	$1,316.2	$6.29

As reported gross margin	45.4%
Non-GAAP gross margin (1)	45.5%
As reported operating profit margin	21.9%
Non-GAAP operating profit margin (2)	22.5%

(1) Calculated as non-GAAP gross profit as a percentage of net sales for the period presented.
(2) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

Year-ending: December 31, 2019

Reconciliation of GAAP and Non-GAAP information

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Net Income	Income Per Share-Diluted
GAAP results	$3,622.5	$1,596.0	$1,149.7	$5.46
Adjustments:				
Derivative mark-to-market gains	(28.7)	(28.7)	(25.2)	(0.14)
Business realignment activities	-	9.2	7.3	0.04
Acquisition-related costs	2.0	10.2	7.7	0.05
Pension settlement charges relating to Company-directed initiatives	-	-	1.8	0.01
Long-lived and intangible asset impairment charges	-	112.5	88.5	0.53
Noncontrolling interest share of business realignment and impairment charges	-	-	(2.8)	(0.01)
Gain on sale of other assets	-	(11.3)	(8.5)	(0.05)
Tax effect of all adjustments reflected above	-	-	-	(0.11)
Non-GAAP results	$3,595.8	$1,687.9	$1,218.4	$5.78

As reported gross margin	**45.4%**
Non-GAAP gross margin (1)	**45.0%**
As reported operating profit margin	**20.0%**
Non-GAAP operating profit margin (2)	**21.1%**

HERSHEY

(1) Calculated as non-GAAP gross profit as a percentage of net sales for the period presented.
(2) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

Year-ending: December 31, 2018

Reconciliation of GAAP and Non-GAAP information

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Net Income	Income Per Share-Diluted
GAAP results	$3,575.3	$1,623.7	$1,177.6	$5.58
Adjustments:				
Derivative mark-to-market gains	(168.3)	(168.3)	(152.5)	(0.80)
Business realignment activities	11.3	51.8	38.9	0.25
Acquisition-related costs	6.2	44.8	35.7	0.21
Pension settlement charges relating to Company-directed initiatives	-	-	4.1	0.03
Long-lived and intangible asset impairment charges	-	57.7	41.9	0.27
Impact of U.S. tax reform	-	-	(7.8)	-
Noncontrolling interest share of business realignment and impairment charges	-	-	(6.3)	(0.03)
Gain on sale of licensing rights	-	(2.7)	(1.5)	(0.01)
Tax effect of all adjustments reflected above	-	-	-	(0.14)
Non-GAAP results	$3,424.6	$1,607.1	$1,130.1	$5.36

As reported gross margin	45.9%
Non-GAAP gross margin (1)	44.0%
As reported operating profit margin	20.8%
Non-GAAP operating profit margin (2)	20.6%

(1) Calculated as non-GAAP gross profit as a percentage of net sales for the period presented.
(2) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

Year-ending: December 31, 2017

Reconciliation of GAAP and Non-GAAP information

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Net Income	Income Per Share-Diluted
GAAP results	$3,455.4	$1,313.4	$783.0	$3.66
Adjustments:				
Derivative mark-to-market gains	(35.3)	(35.3)	(30.5)	(0.16)
Business realignment activities	5.1	69.4	51.0	0.33
Acquisition-related costs	-	0.3	0.2	-
Pension settlement charges relating to Company-directed initiatives	-	-	6.8	0.05
Long-lived and intangible asset impairment charges	-	208.7	185.4	0.98
Impact of U.S. tax reform	-	-	32.5	-
Noncontrolling interest share of business realignment and impairment charges	-	-	(26.8)	(0.13)
Tax effect of all adjustments reflected above	-	-	-	(0.04)
Non-GAAP results	$3,425.2	$1,556.5	$1,001.5	$4.69

As reported gross margin	**46.0%**
Non-GAAP gross margin (1)	**45.6%**
As reported operating profit margin	**17.5%**
Non-GAAP operating profit margin (2)	**20.7%**

HERSHEY

(1) Calculated as non-GAAP gross profit as a percentage of net sales for the period presented.
(2) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.